UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2010

TechTarget, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33472	04-3483216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

275 Grove Street, Newton MA	02466
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On August 9, 2010, TechTarget, Inc. issued a press release announcing its results for the second fiscal quarter ended June 30, 2010. TechTarget is also posting a copy of its supplemental prepared remarks with respect to the completed quarter on the Investor Relations section of its website at www.techtarget.com. The full text of the press release issued in connection with the announcement and the related prepared remarks are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.  The information contained in Item 2.02 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits. The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1        A copy of the press release issued by TechTarget, Inc. on August 9, 2010 is furnished herewith.

99.2        A copy of the prepared remarks posted by TechTarget, Inc. to its website on August 9, 2010 is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2010	TECHTARGET, INC.

	By:	/s/ Greg Strakosch
Greg Strakosch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.          Description

99.1                      Press Release dated August 9, 2010

99.2                      Prepared Remarks dated August 9, 2010

4